UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2021

TRULIEVE CANNABIS CORP.

(Exact name of registrant as specified in its charter)

British Columbia	000-56248	84-2231905
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6749 Ben Bostic Road Quincy, FL	32351
(Address of principal executive offices)	(Zip Code)

(850) 508-0261

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01.	Regulation FD Disclosure.

On May 10, 2021, Trulieve Cannabis Corp. Inc., a British Columbia corporation (“Trulieve”), and Harvest Health & Recreation Inc., a British Columbia corporation (“Harvest”), announced the execution of an Arrangement Agreement (the “Arrangement Agreement”), by and between Trulieve and Harvest. Furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference is an investor presentation that Trulieve and Harvest issued in connection with the transaction.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01.	Other Events.

On May 10, 2021, Trulieve and Harvest issued a joint press release announcing the execution of an Arrangement Agreement, by and between Trulieve and Harvest.

A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed transaction, Harvest will file a management information circular and proxy statement on Schedule 14A containing important information about the proposed transaction and related matters. Additionally, Trulieve and Harvest will file other relevant materials in connection with the proposed transaction with applicable securities regulatory authorities. Investors and security holders of Harvest are urged to carefully read the entire management information circular and proxy statement (including any amendments or supplements to such documents) when such document becomes available before making any voting decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the transaction. The Harvest management information circular and proxy statement will be mailed to Harvest shareholders, as well as be accessible on the EDGAR and SEDAR profile of Harvest.

Investors and security holders of Trulieve will be able to obtain a free copy of relevant filings containing information about Trulieve and the proposed transaction at the SEC’s website (www.sec.gov) or from Trulieve by going to Trulieve’s Investor Relations page on its website at https://investors.trulieve.com/financial-information/sec-filings.

Notice Regarding Forward-Looking Statements

The news release includes forward-looking information and statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to each party’s expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding Trulieve and Harvest’s expected financial performance for fiscal 2021, the combined operations and prospects of Trulieve and Harvest, the current and projected market and growth opportunities for the combined company, and the timing and completion of the Transaction, including all the required conditions thereto. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on Trulieve and Harvest’s current projections and expectations about future events and financial trends that they believe might affect their financial condition, results of operations, prospects, business strategy and financial needs, and on certain assumptions and analysis made by each party in light of the experience and perception of historical trends, current conditions and expected future developments and other factors each party believes are appropriate. Forward looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements to be materially different from future events, results, performance, and achievements expressed or implied by forward looking information and statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in Trulieve and Harvest’s Annual Reports on Form 10-K for the year ended December 31, 2020 filed with the United Sates Securities and Exchange Commission (the “SEC”) on EDGAR and with certain Canadian regulators on SEDAR at www.sedar.com and in other periodic reports and filings made by Trulieve and Harvest with the SEC on EDGAR and with such Canadian securities regulators on SEDAR. Although Trulieve and Harvest believe that any forward-looking information and statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such information and statements, there can be no assurance that any such forward-looking information and statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking information and statements herein are made as of the date hereof and, except as required by applicable laws, Trulieve and Harvest assume no obligation and disclaim any intention to update or revise any forward-looking information and statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking information and statements herein, whether as a result of new information, future events or results, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Investor Presentation dated May 10, 2021 (included herewith).

99.2	Joint Press Release dated May 10, 2021 (included herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trulieve Cannabis Corp.

Dated: May 10, 2021	By:	/s/ Eric Powers
	Name:	Eric Powers
	Its:	Chief Legal Officer

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